UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          Form 8-K

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2018
                 --------------------------

               Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)

Delaware                   001-35011                22-1734088
-----------               ---------------            -------------
(State or other           (Commission                 (IRS Employer
jurisdiction of    	   File Number)             Identification No.)

incorporation)

    313 Washington Street, Suite 403, Newton, MA  02458
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          (Address of principal executive offices)

                       (617)-668-6855
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    (Registrant's telephone number, including area code)

                       Not Applicable
(Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]     Written communications pursuant to Rule 425 under the
  Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
  Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section
  230.405 ofthis chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

  Emerging growth company  [  ]

  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
  Section 13(a) of the Exchange Act.  [  ]


  Item 5.07      Submission of Matters to a Vote of Security Holders.

  On February 22, 2018, the Company held its Annual Meeting. The matters voted upon were: (1) the election of seven directors to serve until the next Annual Meeting; (2) the ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2018. No other matters came before the meeting.

  (1)  Election of Directors.

  The shareholders of the Company elected each of the Director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

  The following is a breakdown of the voting results:

       		Votes For 	Votes Withheld 	BrokerNon-Votes
                ----------      --------------  ---------------
  Craig Dunham   6,095,307 	3,385,920 	5,467,857
  Lawrence Fox   9,388,124 	   93,103    	5,467,857
  William Hagan  9,385,123 	   96,104     	5,467,857
  David Kronfeld 9,271,970 	  209,257  	5,467,857
  Thomas Leonard 9,387,923 	   93,304    	5,467,857
  Alan Levine    9,387,843 	   93,384    	5,467,857
  Peter Sulick   9,382,044 	   99,183   	5,467,857

  ________________________________________

  (2)  Appointment of RSM US LLP as Independent Registered Public
  Accounting Firm.

  The shareholders of the Company ratified the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2018.

  The following is a breakdown of the voting results:


Number of 	Votes For 	Votes Withheld 	BrokerNon-Votes
Votes
Cast
-------------   ----------      --------------  ---------------
14,739,791         116,372              92,921        0

  ________________________________________

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  DYNASIL CORPORATION OF AMERICA
                                (Registrant)

  Date: February 26, 2018            By: /s/ Robert J. Bowdring

                                         Robert J. Bowdring
                                         Chief Financial Officer